================================================================================







                                 EXHIBIT 99.1






                            BOSTON PROPERTIES, INC.
                 Supplemental Operating and Financial Data for
                     the Quarter Ended September 30, 1998














================================================================================

                             BOSTON PROPERTIES, INC.
                              Third Quarter 1998


===============================================================================================================
                                                  INDEX

                                       Page                                                               Page
                                       ----                                                               ----
Company Background                       2     Occupancy Analysis-same property                             14
Investor Information                   3-4     Office Properties                                            15
Financial Highlights                     5     R&D Properties                                               16
Consolidated Balance Sheets              6     Industrial Properties                                        17
Consolidated Income Statements           7     Grand Total  Office, R&D and Industrial Properties           18
Funds From Operations                    8     Same Property Performance                                 19-21
Financial Ratios                         9     Capital Expenditures                                         22
Capital Structure                       10     Value Creation Pipeline  Acquisitions/Repositioning          23
Debt Analysis                           11     Value Creation Pipeline  Development                         24
Portfolio Overview                   12-13     Value Creation Pipeline  Land Parcels                        25
                                               Acquisition Property Profiles                             26-29

===============================================================================================================


                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                               COMPANY BACKGROUND

Boston Properties Inc., is a self-administered and self-managed real estate investment trust that develops, acquires, owns, and manages a diverse portfolio of office, industrial, and hotel properties predominantly located in greater Boston, greater Washington, DC, midtown Manhattan, Baltimore, Maryland, Richmond, Virginia and the Princeton/East Brunswick, New Jersey markets. The Company is one of the largest owners and developers of office properties in the United States.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters' overallotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow on offering of 23,000,000 shares (including the underwriters' overallotment) at $35.125 per share for a total offering of $807,875,000.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 31 properties adding approximately 10.0 million square feet to its portfolio, representing an investment of approximately $2.3 billion. In addition, the Company is developing eight Class A Office Buildings and one 221 room hotel for a total anticipated investment of approximately $224.8 million. The Company owns or controls land where it can develop an additional 8.8 million square feet.

Boston Properties is a full-service real estate company with substantial in-house expertise and resources in acquisitions, development, financing, construction management, property management, marketing, leasing, accounting, and legal services.

This report contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. The risks and uncertainties associated with the forward-looking information include the strength of the commercial office and industrial real estate markets in which the Company operates, competitive market conditions, general economic growth, interest rates, capital market conditions and risks associated with development. The Company discusses such risks in detail in its prospectus dated January 26, 1998 as filed with the Securities and Exchange Commission. Acquisitions that are pursued by Boston Properties may not be consummated for a variety of reasons, including a failure to reach agreement with the selling party regarding the acquisition price or other terms of a contribution or acquisition agreement. Agreements that the Company enters into may be terminated or abandoned for a variety of reasons, including a failure by the Company or the other party to fulfill all conditions required for consummation of the agreements.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                              INVESTOR INFORMATION
                              --------------------

                               8 Arlington Street
                                Boston, MA 02116
                                  (617) 8592600
                               (617) 5365087 (fax)


           Mortimer B. Zuckerman                Chairman of the Board

           Edward H. Linde                      President, Chief Executive
                                                Officer and Director

           Robert E. Burke                      Executive Vice President,
                                                Operations

           David G. Gaw                         Senior Vice President,
                                                Chief Financial Officer


                                    TIMING
                                    ------
        Quarterly results are anticipated to be announced according to the following schedule:


             First Quarter                         Early May
             Second Quarter                        Early August
             Third Quarter                         Early November
             Year End                              Early February

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                         COMMON STOCK DATA (NYSE:BXP)
                         ----------------------------

Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics:

========================================================================================================

                                                                  3rd Quarter 1998     3rd Quarter 1997
                                                                  ----------------     ----------------
High Price                                                        $        34.6875     $         33.250
Low Price                                                         $        23.8750     $          26.63
Closing Price                                                     $          28.50     $        32.8125
Dividends per share-annualized                                    $           1.62     $           1.62
Closing Dividend yield-annualized                                             5.68%                4.94%
Closing shares and units outstanding (thousands)                            86,392               54,760
Closing market value of shares and units outstanding (thousands)  $      2,524,037     $      1,796,813

========================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                             FINANCIAL HIGHLIGHTS
                         (unaudited and in thousands)


=========================================================================================================================

                                                                               THREE MONTHS ENDED
                                                            -----------------------------------------------------
                                                              ACTUAL                  ACTUAL
                                                            30-SEP-98               30-SEP-97            % CHANGE
                                                            ---------               ---------            --------
      INCOME ITEMS:
      -------------
      Revenues                                              $ 140,177               $  62,989            122.54%
      Net Income (1)                                        $  25,341               $  13,780             83.90%
      Funds from Operations                                 $  55,763               $  28,588             95.06%
      Company's share (73.62% and 70.66%)                   $  41,053               $  20,200            103.23%
      Funds from Operations per share - basic               $    0.65               $    0.52             23.90%
      Funds from Operations per share - diluted             $    0.64               $    0.52             23.85%
      Dividends per share                                   $   0.405               $   0.405               n/a

      RATIOS:
      -------
      Interest Coverage Ratio (2)                                2.71                    3.00             -9.54%
      Dividend Payout Ratio                                     62.61%                  77.89%           -19.62%
=========================================================================================================================

(1) Net income is before net extraordinary items
(2) FFO plus interest (excluding amortization of principal)/interest (excluding amortization of principal)

=========================================================================================================================

                                                          SEPTEMBER 30, 1998       DECEMBER 31, 1997        % CHANGE
                                                          ------------------       -----------------        --------
      CAPITALIZATION:
      ---------------
      Total Debt                                            $ 1,947,430            $ 1,332,253              46.18%

      Total Shares Outstanding @ Quarter End                     63,527                 38,694              64.18%
      Total Units Outstanding @ Quarter End                      22,865                 16,957              34.84%
      Total Preferred Units Outstanding @ Quarter End (3)         2,171                    n/a                n/a
      Price @ Quarter End                                       $ 28.50              $ 33.0625             -13.80%
      Equity Value @ Quarter End                            $ 2,524,037            $ 1,839,961              37.18%
      Total Market Capitalization                           $ 4,471,467            $ 3,172,214              40.96%
      Debt/Total Market Capitalization                            43.55%                 42.00%              3.70%

=========================================================================================================================

(3) Preferred units are reflected on an as converted basis. The actual number of Preferred units outstanding is 2,442,222.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                          CONSOLIDATED BALANCE SHEETS
                         (unaudited and in thousands)

=======================================================================================================================
                                                              SEPTEMBER 30, 1998       DECEMBER 31, 1997
                                                              ------------------       -----------------
        ASSETS
        ------
    Real estate and equipment                                       $ 3,562,645              $ 1,796,500
             Less accumulated depreciation                             (335,821)                (294,218)
                                                              -----------------        -----------------
             Total real estate and equipment                          3,226,824                1,502,282
    Cash                                                                 15,544                   17,560
    Escrows                                                              19,668                   14,178
    Tenant and other receivables                                         33,160                   24,458
    Accrued rental income                                                67,692                   55,190
    Deferred charges, net                                                41,244                   35,485
    Prepaid expenses and other assets                                    23,064                   20,225
    Investment in joint ventures                                         32,136                    3,143
                                                              -----------------        -----------------
                 Total assets                                       $ 3,459,332              $ 1,672,521
                                                              =================        =================
        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------
    Liabilities:
        Mortgage notes payable                                      $ 1,752,430              $ 1,099,253
        Unsecured line of credit                                        195,000                  233,000
        Accounts payable and accrued expenses                            41,502                   23,822
        Dividends payable                                                     -                   22,539
        Accrued interest payable                                          4,784                    6,581
        Other liabilities                                                26,357                   11,642
                                                              -----------------        -----------------
             Total liabilities                                        2,020,073                1,396,837
                                                              -----------------        -----------------
    Commitments and contingencies                                             -                        -
                                                              -----------------        -----------------
    Minority interests                                                  462,015                  100,636
                                                              -----------------        -----------------
    Stockholders' Equity:
        Excess stock, $.01 par value, 150,000,000 shares
             authorized, none issued or outstanding                           -                        -
        Preferred stock, $.01 par value, 50,000,000 shares
             authorized, none issued or outstanding                           -                        -
        Common stock, $.01 par value, 250,000,000 shares
             authorized, 63,526,785 issued and outstanding                  635                      387
        Additional paid-in capital                                      949,972                  172,347
        Earnings in excess of dividends                                  26,637                    2,314
                                                              -----------------        -----------------
             Total stockholders' equity                                 977,244                  175,048
                                                              -----------------        -----------------
                 Total liabilities and stockholders' equity         $ 3,459,332              $ 1,672,521
                                                              =================        =================
=======================================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                        CONSOLIDATED INCOME STATEMENTS
                         (unaudited and in thousands)

============================================================================================================
                                                                                THREE MONTHS ENDED
                                                                     ---------------------------------------
                                                                       ACTUAL        ACTUAL
                                                                     30-SEP-98     30-SEP-97      % CHANGE
                                                                     ----------    ----------     ----------
      Revenue:
         Rental income                                                $ 136,374      $ 59,251        130.16%
         Development and management services                              2,734         2,105         29.88%
         Interest and other                                               1,069         1,633        -34.54%
                                                                     ----------    ----------     ----------
            Total revenue                                               140,177        62,989        122.54%
                                                                     ----------    ----------     ----------

      Operating Expenses:
         Rental expenses                                                 43,255        16,523        161.79%
         General and administrative                                       6,129         2,917        110.11%
         Interest                                                        33,183        14,719        125.44%
         Depreciation and amortization                                   21,523         9,268        132.23%
                                                                     ----------    ----------     ----------
            Total expenses                                              104,090        43,427        139.69%
                                                                     ----------    ----------     ----------
      Income before minority interests and extraordinary items           36,087        19,562         84.48%
      Minority interest in property partnership                            (161)          (60)       168.33%
                                                                     ----------    ----------     ----------
      Income before minority interest in Operating Partnership
         and extraordinary items                                         35,926        19,502         84.22%
      Minority interest in Operating Partnership                        (10,585)       (5,722)        85.00%
                                                                     ----------    ----------     ----------
      Net income before extraordinary items                              25,341        13,780         83.89%
      Net extraordinary loss on early debt extinguishment,
         net of minority interest                                             -           (58)            -
                                                                     ----------    ----------     ----------
      Net income                                                       $ 25,341      $ 13,722         84.67%
                                                                     ==========    ==========     ==========
      INCOME PER SHARE OF COMMON STOCK
         Net income per share - basic                                    $ 0.40        $ 0.36          9.50%
                                                                     ==========    ==========     ==========
         Net income per share - diluted                                  $ 0.40        $ 0.35         12.54%
                                                                     ==========    ==========     ==========

============================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                             FUNDS FROM OPERATIONS
                 (in thousands, except for per share amounts)
                                  (unaudited)
================================================================================

                                                                    THREE MONTHS ENDED
                                                          ---------------------------------------
                                                            ACTUAL         ACTUAL
                                                          30-SEP-98      30-SEP-97       % CHANGE
                                                          ----------     ----------      --------
Income from operations before minority interests            $ 36,087       $ 19,562        84.48%
      Add:
         Real estate depreciation and amortization            21,359          9,143       133.61%

      Less:
         Preferred Distribution                               (1,505)             -            -
         Minority property partnership's share of
            Funds from Operations                               (178)          (117)       52.14%
                                                          ----------     ----------      --------
      Funds from Operations                                 $ 55,763       $ 28,588        95.06%
                                                          ==========     ==========      ========
      Company's share (1)                                   $ 41,053       $ 20,200       103.23%
                                                          ==========     ==========      ========
      Funds from Operations per share - basic               $   0.65       $   0.52       23.90%
                                                          ==========     ==========      ========
         Weighted average shares outstanding - basic          63,468         38,694        64.02%
                                                          ==========     ==========      ========
      Funds from Operations per share - diluted             $   0.64       $   0.52       23.85%
                                                          ==========     ==========      ========
         Weighted average shares outstanding - diluted        63,991         38,998        64.09%
                                                          ==========     ==========      ========

(1) Based on weighted average shares for the quarter. Company's share for the quarter ended 9/30/98 was 73.62% and 70.66% for the quarter ended 9/30/97.

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                               FINANCIAL RATIOS

================================================================================

                                                                 THREE MONTHS ENDED
                                                                 SEPTEMBER 30, 1998
                                                                 ------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS: (1)

OPERATIONAL RATIOS (2)
  Debt Service Coverage Ratio                                                  2.4
    (Funds from Operations ("FFO")+Interest/Interest+Principal)
  Interest Coverage Ratio                                                      2.7
    (Funds from Operations+Interest/Interest)
  FFO Return on Shareholder's Equity                                          23.1%
    (Funds from Operations/Average Equity (book value)) (%)
  FFO Return on Real Estate Investments                                       12.7%
    (Funds from Operations+Interest/Average Real Estate
      Investments (book value)) (%)
  FFO Payout Ratio                                                            63.0%
    (Dividends Declared/Funds from Operations) (%)

(1) All coverage and return ratios computed based on FFO before minority interest in earnings of the Operating Partnership and the minority interest share of FFO add-backs.
(2) FFO is calculated based on the NAREIT White Paper
================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                               CAPITAL STRUCTURE

                                     DEBT
                                (IN THOUSANDS)

================================================================================

                                                       AGGREGATE PRINCIPAL
                                                        SEPTEMBER 30, 1998
                                                       -------------------
      Mortgage Loans                                           $ 1,752,430
      Unsecured Line of Credit                                     195,000
                                                       -------------------
      Total Debt                                               $ 1,947,430
                                                       ===================

================================================================================


                                    EQUITY
                                (IN THOUSANDS)

================================================================================

                                                        COMMON
                                      SHARES & UNITS     STOCK       $ VALUE
                                        OUTSTANDING   EQUIVALENTS  EQUIVALENT(1)
                                      --------------  -----------  -------------
      Common Stock                            63,527       63,527    $ 1,810,513
      Operating Partnership Units             22,865       22,865        651,650
      Preferred Operating Partnership
         Units                                 2,442        2,171         61,874
                                                      -----------  -------------
      Total Equity                                         88,563    $ 2,524,037
                                                      ===========  =============
      Total Market Capitalization                                    $ 4,471,467
                                                                   =============

================================================================================

(1)  Value based on September 30, 1998 closing price of $28.50.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                                 DEBT ANALYSIS

           LONG-TERM MORTGAGE DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                (IN THOUSANDS)

==============================================================================================================================
      YEAR                   1998          1999         2000          2001          2002     THEREAFTER            TOTAL
                             ----          ----         ----          ----          ----     ----------            -----

     Amount                $ 8,716        16,467       221,328       133,454       371,369    1,001,096         $ 1,752,430
==============================================================================================================================

                 UNSECURED LINE OF CREDIT - DUE JUNE 23, 2000
                                (IN THOUSANDS)

==============================================================================================================================

     FACILITY                                   OUTSTANDING @ 9/30/98           REMAINING CAPACITY
     --------                                   ---------------------           ------------------
     $ 500,000                                         195,000                       $ 305,000

==============================================================================================================================

                      UNSECURED AND SECURED DEBT ANALYSIS

==============================================================================================================================

                                                          WEIGHTED AVERAGE              WEIGHTED AVERAGE
                                    % OF DEBT                    RATE                       MATURITY
                                    ---------             ----------------              ----------------
      Unsecured Debt                 10.01%                     6.63%                        1.7 years
      Secured Debt                   89.99%                     7.24%                        6.1 years
                                   ---------                 ---------                       ---------
      Total Debt                    100.00%                     7.18%                        5.6 years
                                   =========                 =========                       =========

==============================================================================================================================

                     FLOATING AND FIXED RATE DEBT ANALYSIS

==============================================================================================================================
                                                            WEIGHTED AVERAGE               WEIGHTED AVERAGE
                                    % OF DEBT                    RATE                          MATURITY
                                    ---------               ----------------               ----------------
      Floating Rate Debt              10.60%                      6.60%                        1.8 years
      Fixed Rate Debt                 89.40%                      7.25%                        6.1 years
                                   ---------                  ---------                        ---------
      Total Debt                     100.00%                      7.18%                        5.6 years
                                   =========                  =========                        =========

==============================================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                              PORTFOLIO OVERVIEW

RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY

================================================================================

     GEOGRAPHIC AREA                        OFFICE              R&D        INDUSTRIAL          TOTAL         % OF TOTAL
     ---------------                        ------              ---        ----------          -----         ----------
      Greater Boston                       4,478,707          545,206        247,318         5,271,231         29.38%
      Greater Washington, D.C.             4,161,795        1,383,332        236,743         5,781,870         32.23%
      Midtown Manhattan                    2,880,507                -              -         2,880,507         16.06%
      Princeton/East Brunswick, NJ         1,366,360                -              -         1,366,360          7.62%
      Baltimore, MD                        1,153,190                -              -         1,153,190          6.42%
      Richmond, VA                           899,720                -              -           899,720          5.02%
      Greater San Francisco                        -          144,479        281,000           425,479          2.37%
      Bucks County, PA                             -                -        161,000           161,000          0.90%
                                          ----------        ---------        -------        ----------        -------
              Total                       14,940,279        2,073,017        926,061        17,939,357        100.00%
                                          ==========        =========        =======        ==========        =======
      % of Total                               83.29%           11.56%          5.16%           100.00%

================================================================================

                               HOTEL PROPERTIES

================================================================================

                                                     NUMBER OF     SQUARE
      HOTEL PROPERTIES                               ROOMS          FEET
      ----------------                               ---------     ------
         Long Wharf Marriott                           402       420,000
         Cambridge Center Marriott                     431       330,400
                                                       ---       -------
      Total Hotel Properties                           833       750,400
                                                       ===       =======

================================================================================

                    GARAGE PROPERTY AND STRUCTURED PARKING

================================================================================

                                                         NUMBER OF       SQUARE
                                                          SPACES          FEET
                                                         ---------       ------
      GARAGE PROPERTIES
         Cambridge Center North Garage                     1,170         332,442
      STRUCTURED PARKING                                  12,907       4,407,058
                                                          ------       ---------
      TOTAL GARAGE PROPERTY AND STRUCTURED PARKING        14,077       4,739,500
                                                          ======       =========

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third quarter 1998


                              PORTFOLIO OVERVIEW


PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS/*/ FOR IN-SERVICE PROPERTIES BY
    LOCATION AND TYPE OF PROPERTY FOR QUARTER ENDED SEPTEMBER 30, 1998

================================================================================

               GEOGRAPHIC AREA              OFFICE            R&D     INDUSTRIAL     HOTEL        GARAGE           TOTAL
               ---------------              ------            ---     ----------     -----        ------           -----
       Greater Boston                        20.7%(1)        1.2%         0.3%        7.4%          0.3%           29.9%
       Greater Washington, D.C.              27.0%(2)        3.7%         0.3%         n/a           n/a           31.0%
       Midtown Manhattan                     22.7%            n/a          n/a         n/a           n/a           22.7%
       Baltimore, Maryland                    5.1%(3)         n/a          n/a         n/a           n/a            5.1%
       Richmond, Virginia                     4.4%            n/a          n/a         n/a           n/a            4.4%
       Princeton/East Brunswick, NJ           6.3%            n/a          n/a         n/a           n/a            6.3%
       Greater San Francisco                   n/a           0.2%         0.2%         n/a           n/a            0.4%
       Bucks County, PA                        n/a            n/a         0.2%         n/a           n/a            0.2%
                                           -------          -----        -----       -----         -----          ------
               Total                         86.2%           5.1%         1.0%        7.4%          0.3%          100.0%
                                           =======          =====        =====       =====         =====          ======

     (1)   Includes the Prudential Center since its acquisition on July 2, 1998.
     (2)   Includes Metropolitan Square since its acquisition on July 10,1998.
     (3)   Includes the Candler Building since its acquisition on July 21, 1998.
================================================================================

* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                              OCCUPANCY ANALYSIS



                     SAME PROPERTY OCCUPANCY - BY LOCATION

================================================================================

     LOCATION                              30-SEP-98           30-SEP-97
     --------                              ---------           ---------
     Greater Boston, MA                        98.7%               98.4%
     Greater Washington, D.C.                  98.0%               98.2%
     Midtown Manhattan, NY                    100.0%               99.7%
     Baltimore, MD                               n/a                 n/a
     Princeton/East Brunswick, NJ                n/a                 n/a
     Richmond, VA                                n/a                 n/a
     Greater San Francisco, CA                 99.7%               96.8%
     Bucks County, PA                         100.0%              100.0%
                                           ---------           ---------
        Total Portfolio                        98.6%               98.4%
                                           =========           =========

================================================================================

                      SAME PROPERTY - BY TYPE OF PROPERTY

================================================================================

                                           30-SEP-98           30-SEP-97
                                           ---------           ---------
     Total Office Portfolio                    99.4%               99.2%
     Total R&D Portfolio                       97.5%               98.6%
     Total Industrial Portfolio                95.0%               93.4%
                                           ---------           ---------
     Total Portfolio                           98.6%               98.4%
                                           =========           =========

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                         IN-SERVICE OFFICE PROPERTIES

                               LEASE EXPIRATIONS

================================================================================

                                           ANNUALIZED CURRENT
                       RENTABLE SQUARE      REVENUES UNDER           PERCENTAGE OF TOTAL
    YEAR OF LEASE    FOOTAGE SUBJECT TO     EXPIRING LEASES      ANNUALIZED CURRENT REVENUES
      EXPIRATION       EXPIRING LEASES      (IN THOUSANDS)     REPRESENTED BY EXPIRING LEASES
    -------------    ------------------    ------------------  ------------------------------
         1998                 256,318           4,498,003                   0.96%
         1999                 943,053          24,117,160                   5.12%
         2000               1,273,501          30,121,183                   6.40%
         2001               1,536,493          29,009,915                   6.16%
         2002               1,906,543          92,060,046                   19.55%
         2003               1,396,692          40,231,793                   8.54%
         2004               1,170,768          34,969,420                   7.42%
         2005               1,088,570          27,655,179                   5.87%
         2006               1,618,447          56,308,449                   11.96%
         2007               1,413,357          51,523,104                   10.94%
      Thereafter            2,248,556          80,496,059                   17.09%

================================================================================

                             OCCUPANCY BY LOCATION

================================================================================

                                                 30-SEP-98            30-SEP-97
                                                 ---------            ---------
        Greater Boston, MA                           99.2%                98.6%
        Greater Washington, D.C.                     99.7%                99.4%
        Midtown Manhattan, NY                        99.7%                91.4%
        Baltimore, MD                                99.2%                 n/a
        Richmond, VA                                 98.8%                 n/a
        Princeton/East Brunswick, NJ                100.0%                 n/a
        Greater San Francisco, CA                     n/a                  n/a
        Bucks County, PA                              n/a                  n/a
                                                 ---------            ---------
           Total Office Portfolio                    98.9%                96.6%
                                                 =========            =========

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                           IN-SERVICE R&D PROPERTIES
                               LEASE EXPIRATIONS

============================================================================================================

                                                   ANNUALIZED CURRENT
                             RENTABLE SQUARE         REVENUES UNDER                PERCENTAGE OF TOTAL
       YEAR OF LEASE        FOOTAGE SUBJECT TO      EXPIRING LEASES            ANNUALIZED CURRENT REVENUES
         EXPIRATION          EXPIRING LEASES         (IN THOUSANDS)           REPRESENTED BY EXPIRING LEASES
       -------------        ------------------     ------------------         ------------------------------
            1998                    9,267                 310,583                         1.13%
            1999                  214,783               2,290,862                         8.35%
            2000                  400,867               4,202,352                        15.33%
            2001                  251,541               2,004,707                         7.31%
            2002                  267,660               3,780,049                        13.79%
            2003                   86,497               1,146,799                         4.18%
            2004                   47,641                 704,767                         2.57%
            2005                  146,741               1,815,845                         6.62%
            2006                  150,000               1,622,501                         5.92%
            2007                  107,895               2,294,165                         8.37%
         Thereafter               334,195               7,246,499                        26.43%

============================================================================================================

                             OCCUPANCY BY LOCATION

============================================================================================================

                                                                30-SEP-98                    30-SEP-97
                                                            --------------               --------------
       Greater Boston, MA                                         100.0%                       100.0%
       Greater Washington, D.C.                                    96.4%                        93.8%
       Midtown Manhattan, NY                                        n/a                          n/a
       Baltimore, MD                                                n/a                          n/a
       Richmond, VA                                                 n/a                          n/a
       Princeton/East Brunswick, NJ                                 n/a                          n/a
       Greater San Francisco, CA                                   99.0%                        90.6%
       Bucks County, PA                                             n/a                          n/a
                                                           --------------               --------------
          Total R&D Portfolio                                      98.2%                        95.8%
                                                           ==============               ==============

============================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                       IN-SERVICE INDUSTRIAL PROPERTIES

                               LEASE EXPIRATIONS

================================================================================

                                                  ANNUALIZED CURRENT
                            RENTABLE SQUARE         REVENUES UNDER           PERCENTAGE OF TOTAL
        YEAR OF LEASE      FOOTAGE SUBJECT TO      EXPIRING LEASES        ANNUALIZED CURRENT REVENUES
         EXPIRATION         EXPIRING LEASES         (IN THOUSANDS)       REPRESENTED BY EXPIRING LEASES
        -------------      ------------------     ------------------     ------------------------------
            1998              136,358                  1,099,055                 20.66%
            1999               63,904                    374,237                 7.03%
            2000              249,280                  1,469,129                 27.61%
            2001               70,829                    357,093                 6.71%
            2002                    -                          -                 0.00%
            2003              143,105                    975,445                 18.33%
            2004              195,076                    935,485                 17.58%
            2005               20,500                    110,151                 2.07%
            2006                    -                          -                 0.00%
            2007                    -                          -                 0.00%
         Thereafter                 -                          -                 0.00%

================================================================================

                             OCCUPANCY BY LOCATION

================================================================================

                                                 30-SEP-98           30-SEP-97
                                                 ---------           ---------
       Greater Boston, MA                          93.0%               93.0%
       Greater Washington, D.C.                    87.8%               81.4%
       Midtown Manhattan, NY                        n/a                 n/a
       Baltimore, MD                                n/a                 n/a
       Richmond, VA                                 n/a                 n/a
       Princeton/East Brunswick, NJ                 n/a                 n/a
       Greater San Francisco, CA                  100.0%              100.0%
       Bucks County, PA                           100.0%              100.0%
                                                  ------              ------
          Total Industrial Portfolio               95.0%               93.4%
                                                  ======              ======

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998



                              GRAND TOTAL OF ALL
                             IN-SERVICE PROPERTIES

                               LEASE EXPIRATION

================================================================================

                                          ANNUALIZED CURRENT
                     RENTABLE SQUARE        REVENUES UNDER            PERCENTAGE OF TOTAL
 YEAR OF LEASE      FOOTAGE SUBJECT TO      EXPIRING LEASES       ANNUALIZED CURRENT REVENUES
  EXPIRATION           EXPIRING LEASES      (IN THOUSANDS)      REPRESENTED BY EXPIRING LEASES
--------------      ------------------    ------------------    ------------------------------
          1998                 401,943             5,907,641                  1.17%
          1999               1,221,740            26,782,259                  5.32%
          2000               1,923,648            35,792,664                  7.11%
          2001               1,858,863            31,371,715                  6.23%
          2002               2,174,203            95,840,095                 19.03%
          2003               1,626,294            42,354,037                  8.41%
          2004               1,413,485            36,609,672                  7.27%
          2005               1,255,811            29,581,175                  5.87%
          2006               1,768,447            57,930,950                 11.50%
          2007               1,521,252            53,817,269                 10.68%
    Thereafter               2,582,751            87,742,558                 17.42%

================================================================================

                             OCCUPANCY BY LOCATION

================================================================================

                                                         30-SEP-98    30-SEP-97
                                                         ---------    --------
       Greater Boston, MA                                    99.0%       98.4%
       Greater Washington, D.C.                              98.5%       97.1%
       Midtown Manhattan, NY                                 99.6%       91.4%
       Baltimore, MD                                         99.2%         n/a
       Richmond, VA                                          98.8%         n/a
       Princeton/East Brunswick, NJ                         100.0%         n/a
       Greater San Francisco, CA                             99.7%       96.8%
       Bucks County, PA                                     100.0%      100.0%
                                                         ---------    --------
          Total Portfolio                                    98.5%       96.2%
                                                         =========    ========

================================================================================

                            BOSTON PROPERTIES, INC.

                              Third Quarter 1998


                           SAME PROPERTY PERFORMANCE

                               HOTEL PROPERTIES


                         Long Wharf Marriott - Boston

================================================================================

                               1/1/98-        1/1/97       PERCENT       7/1/98 -        7/1/97 -      PERCENT
                               9/30/98        9/30/97      CHANGE        9/30/98         9/30/97        CHANGE
                               -------        -------      -------       --------        ---------     -------

      Occupancy                 88.5%          88.3%        0.23%          89.0%           91.4%       -2.63%

      Average Daily Rate     $ 227.54       $ 218.38        4.19%       $ 249.70        $ 243.35         2.61%

      REVPAR (1)             $ 201.37       $ 193.48        4.08%       $ 222.23        $ 222.42        -0.09%

================================================================================

                           CAMBRIDGE CENTER MARRIOTT

================================================================================

                               1/1/98-       1/1/97-      PERCENT       7/1/98 -       7/1/97 -        PERCENT
                               9/30/98       9/30/97      CHANGE        9/30/98        9/30/97          CHANGE
                               -------       -------      -------       --------       ---------       -------
      Occupancy                   83.4%          88.4%      -5.66%          93.1%          93.6%       -0.53%

      Average Daily Rate      $ 178.39       $ 162.11       10.04%       $ 188.47       $ 171.71        9.76%

      REVPAR (1)              $ 148.78       $ 143.47        3.70%       $ 175.47       $ 160.72        9.18%

================================================================================

                            TOTAL HOTEL PERFORMANCE

================================================================================

                               1/1/98-        1/1/97-       PERCENT      7/1/98 -       7/1/97 -      PERCENT
                               9/30/98        9/30/97        CHANGE      9/30/98        9/30/97        CHANGE
                               --------       -------       -------      --------       --------      -------
      Occupancy                  85.9%           88.4%       -2.83%        91.1%          92.5%       -1.51%

      Average Daily Rate      $ 202.11       $ 189.27         6.78%    $ 218.02       $ 206.28         5.69%

      REVPAR (1)              $ 174.16       $ 167.60         3.91%    $ 198.04       $ 190.50         3.96%

================================================================================
(1) REVPAR is defined as the revenue per available room as determined by dividing room revenue over the applicable period by available rooms.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                           SAME PROPERTY PERFORMANCE

                     OFFICE, R&D AND INDUSTRIAL PROPERTIES

=============================================================================================================
                                                                     OFFICE           R&D         INDUSTRIAL
                                                                     ------           ---         ----------
      Number of Properties                                              33             23               9
      Square feet                                                5,641,474      1,323,693         926,061
      Percent of in-service properties                                37.8%          63.9%          100.0%
      Occupancy @ 9/30/97                                             99.2%          98.6%           93.4%
      Occupancy @ 9/30/98                                             99.4%          97.6%           95.0%
      Percent change in FFO (1) from
         3rd quarter 1998 over 3rd quarter 1997                        3.5%           2.3%           -1.5%
=============================================================================================================

        SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED SEPTEMBER 30, 1998
=============================================================================================================
                                                      OFFICE            R&D     INDUSTRIAL           TOTAL
                                                     -------         ------     ----------         -------
      Vacant space available @ 7/1/98 (sf)            42,677         22,080         46,222         110,979
      Square footage of leases expiring or
         terminated 7/1/98 - 9/30/98                 137,630         31,347         40,500         209,477
                                                     -------        -------        -------         -------
      Total space for lease (sf)                     180,307         53,427         86,722         320,456
                                                     =======        =======        =======         =======
      New tenants (sf)                                51,929          9,663         20,500          82,092
      Renewals (sf)                                   95,278          7,897         20,000         123,175
                                                     -------        -------        -------         -------
      Total space leased (sf)                        147,207         17,560         40,500         205,267
                                                     =======        =======        =======         =======
      Space available @ 9/30/98 (sf)                  33,100         35,867         46,222         115,189
                                                     =======        =======        =======         =======
      Net increase (decrease) in leased space (sf)     9,577        (13,787)             -          (4,210)
      Average lease term (months)                         90             36             44              76
      2nd generation TI/Comm PSF                     $ 20.71         $ 3.84         $ 2.44         $ 15.69
      Increase in 2nd generation net rents (2)         16.3%          12.9%           8.4%           15.5%
=============================================================================================================

(1) For this table, Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.
(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


          SAME PROPERTY LEASE ANALYSIS - YEAR TO DATE 1/1/98 -9/30/98

================================================================================

                                                     OFFICE          R&D       INDUSTRIAL       TOTAL
                                                     ------          ---       ----------       -----
      Vacant space available @ 1/1/98 (sf)           54,323         41,654         61,222        157,199

      Square footage of leases expiring or
         terminated 1/1/98- 9/30/98                 268,427         62,512        222,000        552,939
                                                    -------        -------        -------        -------
      Total space for lease (sf)                    322,750        104,166        283,222        710,138
                                                    =======        =======        =======        =======
      New tenants (sf)                              158,272         36,454         56,000        250,726
      Renewals (sf)                                 131,378         31,354        181,000        343,732
                                                    -------        -------        -------        -------
      Total space leased (sf)                       289,650         67,808        237,000        594,458
                                                    =======        =======        =======        =======
      Space available @ 9/30/98 (sf)                 33,100         36,367         46,222        115,689
                                                    =======        =======        =======        =======
      Net increase/(decrease) in leased space (sf)   21,223          5,287         15,000         41,510

      Average lease term (months)                        71             68             35             56

      2nd generation TI/Comm PSF (2)                $ 15.29         $ 3.30         $ 1.28         $ 8.33

      Increase in 2nd generation net rents (1)         18.9%          13.7%         -14.2%          11.1%

================================================================================

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).
(2) Represents the weighted average cost of tenant improvements and lease commissions for all 2nd generation space leased during the quarter.

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                 HISTORICALLY GENERATED CAPITAL EXPENDITURES,
               TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                        HISTORICAL CAPITAL EXPENDITURES

==========================================================================================================================
                                                                                                                     YTD
                                          1992         1993         1994         1995        1996        1997        1998
                                        -------      -------      -------      -------     -------     -------     -------
Recurring capital expenditures          $ 1,547      $ 1,425      $ 1,812      $ 1,618     $ 1,083     $ 1,125     $ 2,356
                                        =======      =======      =======      =======     =======     =======     =======
Hotel improvements, equipment upgrades
  and replacements                      $ 3,182        $ 836      $ 1,917      $ 4,420     $ 3,041     $ 2,625     $ 3,658
                                        =======      =======      =======      =======     =======     =======     =======

==========================================================================================================================

          2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS

==========================================================================================================================
                                                                                                                     YTD
                                         1992         1993          1994        1995         1996        1997        1998
                                        -------      -------      -------      -------     -------     -------     -------
Office
   Square feet                          673,138      451,295      690,459      768,459     970,072   1,016,427     378,824
                                        -------      -------      -------      -------     -------     -------     -------
   Tenant improvement and lease
     commissions p.s.f.                  $ 7.85       $ 8.45       $ 9.45      $ 10.66     $ 11.40     $ 10.83     $ 12.15
                                        -------      -------      -------      -------     -------     -------     -------
R&D
   Square feet                          185,070      166,957      276,332      177,073     337,676     169,878      67,799
                                        -------      -------      -------      -------     -------     -------     -------
   Tenant improvement and lease
     commissions p.s.f.                  $ 3.82       $ 5.53       $ 0.68       $ 6.99     $ 10.45      $ 2.22      $ 3.30
                                        -------      -------      -------      -------     -------     -------     -------
Industrial
   Square feet                           44,473      241,500      132,521      308,388     128,148     258,795     237,000
                                        -------      -------      -------      -------     -------     -------     -------
   Tenant improvement and lease
     commissions p.s.f.                  $ 2.31       $ 0.28       $ 3.32       $ 1.00      $ 1.71      $ 0.99      $ 1.28
                                        -------      -------      -------      -------     -------     -------     -------
   Average tenant improvement and
     lease commission p.s.f.             $ 6.75       $ 5.59       $ 6.51       $ 7.77    $ 10.31       $ 8.06      $ 7.50
                                        =======      =======      =======      =======     =======     =======     =======
==========================================================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

             VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING
                            as of September 30,1998

====================================================================================================================================
                                                                                            ANTICIPATED
                                       DATE PLACED                         INITIAL             FUTURE            TOTAL      CURRENT
         PROPERTY                      IN SERVICE      SQUARE FEET        INVESTMENT         INVESTMENT       INVESTMENT   OCCUPANCY
         --------                      -----------     -----------       -----------      -------------    --------------  ---------

      ACQUISITIONS
      ------------
      Class A Office Buildings
         Prudential Center                  Jul-98       2,187,373     $ 546,000,000 (1)    $18,100,000     $ 564,100,000     99%
         Metropolitan Square                Jul-98         583,685       175,000,000          4,300,000       179,300,000    100%
         The Candler Building               Jul-98         518,954        60,500,000          2,000,000        62,500,000     99%
                                                       -----------       -----------      -------------    --------------  ---------
              Subtotal                                   3,290,012       781,500,000         24,400,000       805,900,000     99%

      REPOSITIONING
      -------------
         1301 New York Avenue               Mar-99         185,000        28,000,000         18,200,000        46,200,000    100%(2)
                                                       -----------       -----------      -------------    --------------  ---------


      TOTAL VALUE CREATION PIPELINE -
         ACQUISITIONS/REPOSITIONING                      3,475,012     $ 809,500,000       $ 42,600,000     $ 852,100,000     99%
                                                       ===========     =============      =============    ==============  =========


      (1) Includes $27.0 million paid for 50% of the development rights.
      (2) As of March 1, 1999.
====================================================================================================================================


                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998



                     VALUE CREATION PIPELINE - DEVELOPMENT
                           as of September 30, 1998

===================================================================================================================================
                                                                                                ANTICIPATED
                                 ESTIMATED PLACED                       # OF                       TOTAL          PERCENTAGE
DEVELOPMENT PROPERTIES           IN SERVICE DATE      LOCATION       BUILDINGS   SQUARE FEET    INVESTMENT          LEASED
----------------------           ---------------      --------       ---------   -----------    ----------          ------
Class A Office Buildings
------------------------
   Washingtonian North               Q2 2000        Rockville, MD         1         300,000   $  60,000,000          100%
   200 West Street                   Q2 1999        Waltham, MA           1         250,000      43,423,000           52%
   Eight Cambridge Center            Q2 1999        Cambridge, MA         1         175,000      26,000,000          100%
   One Freedom Square
     (25% ownership)                 Q4 1999        Reston, VA            1         406,980      19,150,000 (1)       73%
   One and Two Reston Overlook
     (25% ownership)              Q1-Q2 1999        Reston, VA            2         444,000      18,100,000 (1)      100%
   The Arboretum                     Q3 1999        Reston, VA            1          96,000      15,265,000          100%
   181 Spring Street                 Q2 1999        Lexington, MA         1          52,000      10,871,085            0%
                                                                    -------      ----------  --------------        ------
Total Class Office Buildings                                              8       1,723,980     192,809,085           81%

Hotels
------
   Residence Inn by Marriott         Q1 1999        Cambridge, MA         1         187,474      32,000,000          n/a
                                                                    -------      ----------   -------------        ------
TOTAL DEVELOPMENT PROPERTIES                                              9       1,911,454   $ 224,809,085           81%
                                                                    =======      ==========   =============        ======
===================================================================================================================================

       (1) Represents 25% of the total anticipated project-level investment

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                 VALUE CREATION PIPELINE - OWNED LAND PARCELS

                           as of September 30, 1998

================================================================================

                               NO. OF                        DEVELOPABLE
      LOCATION                PARCELS          ACREAGE       SQUARE FEET
      --------                -------          -------       -----------
      Dulles, VA                    6             91.1         1,200,000
      Rockville, MD                 6            117.1         2,031,000
      Reston, VA                    2              8.8           775,000
      Herndon, VA                   1             35.5           450,000
      Andover, MA                   2             27.0           290,000
      Springfield, VA               3              9.4           130,000
      Boston, MA                   --               -- (1)     1,600,000 (2)
                              -------          -------       -----------
                                   20            288.9         6,476,000
                              =======          =======       ===========

================================================================================
      (1) Parcels and acreage have not yet been determined.
      (2) Boston Properties has a 50% ownership interest


                VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

================================================================================

                                  NO. OF                         DEVELOPABLE
          LOCATION                PARCELS          ACREAGE       SQUARE FEET
          --------                -------          -------       -----------
          Carnegie Center              16            167.1         2,100,000
          Cambridge, MA                 1              2.6           209,000
                                  -------          -------       -----------
                                       17            169.7         2,309,000
                                  =======          =======       ===========

================================================================================

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                         ACQUISITION PROPERTY PROFILE

PROPERTY NAME:          Prudential Center

PRODUCT TYPE:           Multiuse

LOCATION:               Boston, Massachusetts

DESCRIPTION:            23 acre mix-use urban center with approximately 1.7
                        million square feet of existing office space, 475,000 square feet of retail space and 2,550 parking spaces in an underground garage.
                        In addition, the property has approvals for an additional 1.6 million square feet of development.

YEAR CONSTRUCTED:       1965/1993

PURCHASE PRICE:         $546 million, which includes $27 million for 50% of the
                        development rights.

CLOSING DATE:           July 2, 1998

PER SQUARE FOOT:        N/A

FUTURE INVESTMENT:      $18.1 million

OCCUPANCY LEVEL:        99%

NUMBER OF TENANTS:      113

FUNDING SOURCE:         Cash, Operating Partnership Units, Debt Financing

LARGEST TENANTS:

     Company:  Gillette          Size:  412,970 s.f.  Lease Expiration:  12/2007
     Company:  Boston Edison     Size:  261,196 s.f.  Lease Expiration:  12/2000
     Company:  John Hancock      Size:  233,516 s.f.  Lease Expiration:  12/2003
     Company:  Bronner Slosberg  Size:  205,790 s.f.  Lease Expiration:  11/2005

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998

                         ACQUISITION PROPERTY PROFILE


PROPERTY NAME:                       Metropolitan Square

PRODUCT TYPE:                        Class A Office Building

LOCATION:                            Washington, D.C.

DESCRIPTION:                         Two 12-story structures connected by a
                                       full-height 12-story atrium

SIZE:                                583,685 net rentable square feet

YEAR CONSTRUCTED:                    1982/1986

PURCHASE PRICE:                      $175 million

CLOSING DATE:                        July 10, 1998

PER SQUARE FOOT:                     $299

FUTURE INVESTMENT:                   $4.3 million

OCCUPANCY LEVEL:                     100%

NUMBER OF TENANTS:                   Approximately 37

FUNDING SOURCE:                      Cash, Operating Partnership Units,
                                       Assumption of Debt

                               LARGEST TENANTS:

Company:  Jones, Day,
          Reavis & Pogue      Size:  196,874 s.f.     Lease Expiration:   5/1999
Company:  Miller & Chevalier  Size:  115,343 s.f.     Lease Expiration:  12/2005
Company:  Kirkland & Ellis    Size:  110,657 s.f.     Lease Expiration:   3/2000

                            BOSTON PROPERTIES, INC.

                              Third Quarter 1998


                         ACQUISITION PROPERTY PROFILE


PROPERTY NAME:                            The Candler Building

PRODUCT TYPE:                             Class A Office Building

LOCATION:                                 Baltimore, Maryland

DESCRIPTION:                              12-story office building encompassing
                                             an entire city block

SIZE:                                     518,954 net rentable square feet

YEAR CONSTRUCTED:                         Constructed 1911, renovated 1990

PURCHASE PRICE:                           $60.5 million

CLOSING DATE:                             July 21, 1998

PER SQUARE FOOT:                          $114.5

FUTURE INVESTMENT:                        $2.0 million

OCCUPANCY LEVEL:                          99%

NUMBER OF TENANTS:                        31

FUNDING SOURCE:                           Cash, issuance of common shares

LARGEST TENANTS:

Company:  John Hopkins University   Size:  111,553 Lease Expiration:   6/2009
Company:  Sierra                    Size:   83,151 Lease Expiration:  12/2008
Company:  AON                       Size:   74,249 Lease Expiration:   2/2006

                            BOSTON PROPERTIES, INC.
                              Third Quarter 1998


                        REPOSITIONING PROPERTY PROFILE

    PROPERTY NAME:                       1301 New York Avenue

    PRODUCT TYPE:                        Class A Office Building

    LOCATION:                            Washington, D.C.

    DESCRIPTION:                         12-story office building currently
                                         being renovated

    SIZE:                                185,000 net rentable square feet

    YEAR CONSTRUCTED:                    1983

    INITIAL PURCHASE PRICE:              $28.0 million

    CLOSING DATE:                        August 14, 1998

    PER SQUARE FOOT:                     $150.00

    FUTURE INVESTMENT:                   $18.2 million

    TOTAL INVESTMENT:                    $46.2 million

    FUTURE OCCUPANCY LEVEL:              100% on 3/99

    NUMBER OF TENANTS:                   1

    FUNDING SOURCE:                      Cash, Debt Financing and Operating
                                         Partnership Units

    LARGEST TENANT:

                   GSA           Size:   185,000 Lease Expiration:  2/2009

Boston Properties, Inc.
8 Arlington Street
Boston, MA 02116
(NYSE: BXP)



         Boston Properties, Inc. Announces Third Quarter 1998 Results
         ------------------------------------------------------------

     BOSTON, MA Oct. 26, 1998 /PRNewswire/ -- Boston Properties, Inc. (NYSE:
BXP) today reported results for the third quarter and the nine months ended September 30, 1998.

     Funds from Operations (FFO) for the quarter ended September 30, 1998 were approximately $41.1 million, or $0.65 per share basic and $0.64 per share diluted, compared to FFO of approximately $20.2 million, or $0.52 per share basic and diluted for the quarter ended September 30, 1997. The weighted average number of basic and diluted shares outstanding totaled 63,467,722 and 63,991,255, respectively, for the quarter ended September 30, 1998 and 38,693,541 and 38,998,244, respectively, for the same quarter last year. FFO for the nine months ended September 30, 1998 were approximately $109.5 million, or $1.82 per share basic and $1.80 per share diluted, compared to FFO on a pro forma basis of approximately $56.0 million, or $1.45 per share basic and $1.44 per share diluted, for the nine months ended September 30, 1997.

     Revenues were approximately $140.2 million for the quarter and $343.8 million for the nine months ended September 30, 1998, compared to revenues of $63.0 million and $177.8 million (pro forma) for the same periods in 1997. Net income for the quarter was approximately $25.3 million and $74.9 million for the nine months ended September 30, 1998, compared to $13.7 million and $36.5 million (pro forma), respectively, for the same periods in 1997. Net income per share for the quarter was $0.40 per share basic and diluted, compared to $0.36 per share basic and $0.35 per share diluted last year, and was $1.25 per share basic and $1.23 per share diluted for the nine months ended September 30, 1998, compared to $0.94 per share basic and diluted on a pro forma basis last year.

     The reported results are unaudited and there can be no assurance that the results will not vary from the final audited information for the year ending December 31, 1998. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made. Pro forma results are presented as if the Company's initial public offering of common stock and related formation transactions (which was completed on June 23, 1997) had occurred at the beginning of the relevant period.

     As of September 30, 1998, the Company's portfolio consisted of 114 properties comprising more than 25.5 million square feet, including 9 properties under development totaling approximately 1.9 million square feet. The overall occupancy rate for the properties in service as of September 30, 1998 was 98.5%.

     Additional highlights of the third quarter include:

     -- Acquisition of the Prudential Center, a 2.2-million-square-foot mixed-use urban center located in Boston, Mass., on July 2, 1998 for approximately $519.0 million for the commercial property and $27.0 million for development rights.

     -- Acquisition of Metropolitan Square, a 583,685-square-foot Class A office complex in Washington, D.C., on July 10, 1998 for approximately $175.0 million.

     -- Acquisition of the Candler Building, a 518,954-square-foot Class A office building in Baltimore, Md., on July 21, 1998 for approximately $61.0 million.

     -- Entry into a binding agreement to acquire the portfolio known as Embarcadero Center in San Francisco, Calif., on September 28, 1998, consisting of approximately 3.76 million square feet in six Class A buildings, for approximately $1.22 billion.

     Also in the third quarter, on August 18, 1998, the Company acquired 1301 New York Avenue, N.W., a 12-story 185,000-square-foot Class A office building located three blocks from the White House in Washington, D.C., for approximately $28.0 million, in the form of Operating Partnership Units in Boston Properties Limited Partnership and mortgage financing. The Company is in the process of renovating this property, which will be 100% occupied by the General Services Administration.

     Since September 30, 1998 the Company has obtained mortgage financing totaling $95.0 million secured by 100 East Pratt Street in Baltimore, Md. The proceeds were used to pay down a portion of the Company's unsecured line of credit.

      Boston Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust ("REIT") that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties predominantly located in Greater Boston; Greater Washington, D.C.; Midtown Manhattan; Baltimore, Md.; Richmond, Va. and Princeton/East Brunswick, N.J. The Company is one of the largest owners and developers of office properties in the United States.

     To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use company code BXP. Visit the Company's web site at http://www.bostonproperties.com. Also see http://www.frbinc.com.

     This press release contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Acquisitions that are pursued by Boston Properties may not be consummated for a variety of reasons, including a failure to reach agreement with the selling party regarding the acquisition price or other terms of a contribution or acquisition agreement. Agreements that the Company enters into may be terminated for a variety of reasons, including a failure by the Company or the other party to fulfill all conditions required for consummation of the agreements.

                            BOSTON PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
              (unaudited and in thousands, except per share data)

                                                 Three months ended       Nine months ended
                                                   September 30,            September 30,
                                                 ------------------       ------------------
                                                   1998       1997          1998       1997
                                                 --------  --------       --------  --------
                                                                                  (pro forma)
         Revenue
           Rental:
            Base rent                            $119,535   $53,433       $286,610  $150,393
            Recoveries from tenants                13,665     5,656         33,027    16,512
            Parking and other                       3,174       162          5,880     2,681
                                                 --------  --------       --------  --------
               Total rental revenue               136,374    59,251        325,517   169,586
         Development and management
           services                                 2,734     2,105          8,893     5,438
         Interest and other                         1,069     1,633          9,410     2,796
                                                 --------  --------       --------  --------
               Total revenue                      140,177    62,989        343,820   177,820
                                                 --------  --------       --------  --------

         Expenses
           Rental:
             Operating                             23,651     8,071         50,444    22,350
             Real estate taxes                     19,604     8,452         46,744    23,964
           General and administrative               6,129     2,917         16,750     8,708
           Interest                                33,183    14,719         81,926    42,797
           Depreciation and amortization           21,523     9,268         51,212    27,514
                                                 --------  --------       --------  --------
             Total expenses                       104,090    43,427        247,076   125,333
                                                 --------  --------       --------  --------
         Income before minority interests          36,087    19,562         96,744    52,487
         Minority interest in
           property partnership                      (161)      (60)          (390)     (303)
                                                 --------  --------       --------  --------
         Income before minority
           interest in Operating
           Partnership                             35,926    19,502         96,354    52,184
         Minority interest in
           Operating Partnership                  (10,585)   (5,722)       (25,025)  (15,687)
                                                 --------  --------       --------  --------
         Income before extraordinary items         25,341    13,780         71,329    36,497
         Extraordinary gain (loss) on
           early debt extinguishments, net             --       (58)         3,564        --
                                                 --------  --------       --------  --------
           Net income                            $ 25,341   $13,722       $ 74,893  $ 36,497
                                                 ========  ========       ========  ========

         Basic earnings per share:
           Income before extraordinary items     $   0.40   $  0.36       $   1.19  $   0.94
           Extraordinary gain (loss), net              --        --           0.06        --
                                                 --------  --------       --------  --------
           Net income                            $   0.40   $  0.36       $   1.25  $   0.94
                                                 ========  ========       ========  ========

           Weighted average number of
             common shares outstanding             63,468    38,694         60,101    38,694

         Diluted earnings per share:
           Income before extraordinary items     $   0.40   $  0.35       $   1.17  $   0.94
         Extraordinary gain (loss), net                --        --           0.06        --
                                                 ========  ========       ========  ========
         Net income                              $   0.40   $  0.35       $   1.23  $   0.94

         Weighted average number of
           common shares outstanding               63,991    38,998         60,744    38,979


                            BOSTON PROPERTIES, INC.
                             FUNDS FROM OPERATIONS
                                  (Unaudited)

                                            Three Months Ended
                                               September 30,
                                            ------------------
                                             1998        1997        % Change
                                            --------   --------      --------
                                            (Actual)   (Actual)

Income from operations before
 minority interests                         $36,087    $19,562         84.48%
 Add:
  Real estate depreciation and
    amortization                             21,359      9,143        133.61%
 Less:
  Preferred allocation                       (1,505)        --            --
  Minority property partnership's
    share of Funds from Operations             (178)      (117)        52.14%
                                            --------   --------      --------
 Funds from Operations                      $55,763    $28,588         95.06%
                                            ========   ========      ========
 Company's share (A)                        $41,053    $20,200        103.23%
                                            ========   ========      ========
 Funds from Operations per share - basic    $  0.65    $  0.52         23.90%
                                            ========   ========      ========
 Weighted average shares outstanding
  - basic                                    63,468     38,694         64.03%
                                            ========   ========      ========
 Funds from Operations per share -
 diluted                                    $  0.64    $  0.52         23.85%
                                            ========   ========      ========
 Weighted average shares
  outstanding - diluted                      63,991     38,998         64.09%
                                            ========   ========      ========

(A) Based on weighted average shares for the quarter. Company's share for the quarter ended 9/30/98 was 73.62% and 70.66% for the quarter ended 9/30/97.


                                            Nine Months Ended
                                               September 30,
                                            ------------------
                                             1998        1997        % Change
                                            --------   --------      --------
                                            (Actual)   (Pro forma)
Income from operations before
 minority interests                         $ 96,744    $52,487        84.32%
 Add:
  Real estate depreciation and
    amortization                              50,718     27,132        86.93%
 Less:
  Preferred allocation                        (1,505)        --           --
  Minority property partnership's
    share of Funds from Operations              (460)      (368)       25.00%
                                            --------   --------      --------
Funds from Operations                       $145,497    $79,251        83.59%
                                            ========   ========      ========
Company's share                             $109,472    $55,999        95.49%
                                            ========   ========      ========
Funds from Operations per share - basic     $   1.82    $  1.45        25.86%
                                            ========   ========      ========
Weighted average shares outstanding -
  basic                                       60,101     38,694        55.32%
                                            ========   ========      ========
Funds from Operations per share - diluted   $   1.80    $  1.44        25.44%
                                            ========   ========      ========
Weighted average shares
 outstanding - diluted                        60,744     38,979        55.84%
                                            ========   ========      ========

                            BOSTON PROPERTIES, INC.
                          CONSOLIDATED BALANCE SHEETS
                         (unaudited and in thousands)

                                             September 30,       December 31,
                                                 1998               1997
                                             ------------        ------------
ASSETS

Real estate:                                  $3,562,645          $1,796,500
 Less: accumulated depreciation                 (335,821)           (294,218)
                                             ------------        ------------
  Total real estate                            3,226,824           1,502,282

Cash and cash equivalents                         15,544              17,560
Escrows                                           19,668              14,178
Tenant and other receivables, net                 33,160              24,458
Accrued rental income, net                        67,692              55,190
Deferred charges, net                             41,244              35,485
Prepaid expenses and other assets                 23,064              20,225
Investment in joint ventures                      32,136               3,143
                                             ------------        ------------
  Total assets                                $3,459,332          $1,672,521
                                             ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
 Mortgage notes payable                       $1,752,430          $1,099,253
 Unsecured line of credit                        195,000             233,000
 Accounts payable and accrued expenses            41,502              23,822
 Dividends payable                                    --              22,539
 Accrued interest payable                          4,784               6,581
 Other liabilities                                26,357              11,642
                                             ------------        ------------
 Total liabilities                             2,020,073           1,396,837
                                             ------------        ------------

Commitments and contingencies                         --                  --
                                             ------------        ------------
Minority interests                               462,015             100,636
                                             ------------        ------------

Stockholders' equity:
 Preferred stock, $.01 par value,
  50,000,000 shares authorized, none
  issued or outstanding                               --                 --
  Excess stock, $.01 par value,
  150,000,000 shares authorized, none
  issued or outstanding                               --                 --
  Common stock, $.01 par value,
  250,000,000 shares authorized,
  63,526,785 issued and outstanding                  635                 387
 Additional paid-in capital                      949,972             172,347
 Earnings in excess of dividends                  26,357               2,314
                                             ------------        ------------
  Total stockholders' equity                     977,244             175,048
                                             ------------        ------------
    Total liabilities and stockholders'
     equity                                   $3,459,332          $1,672,521
                                             ============        ============

                            BOSTON PROPERTIES, INC.
                              PORTFOLIO OCCUPANCY
                                  (Unaudited)

                             Occupancy by Location
                             ---------------------

                                   September 30, 1998      December 31, 1997
                                   ------------------      -----------------
Greater Boston, MA                        99.0%                  98.3%
Greater Washington, DC                    98.5%                  97.3%
Midtown Manhattan, NY                     99.6%                  95.2%
Baltimore, MD                             99.2%                  98.0%
Richmond, VA                              98.8%                   n/a
Princeton/East Brunswick, NJ             100.0%                   n/a
Greater San Francisco, CA                 99.7%                  98.4%
Bucks County, PA                         100.0%                 100.0%
                                   ------------------      -----------------
 Total Portfolio                          98.5%                  97.2%
                                   ==================      =================

                               Occupancy by Type
                               -----------------

Class A Office Portfolio                  98.9%                  97.6%
R&D Portfolio                             98.2%                  97.3%
Industrial Portfolio                      95.0%                  93.4%
                                   ------------------      -----------------
  Total Portfolio                         98.5%                  97.2%
                                   ==================      =================
SOURCE  Boston Properties, Inc.


   Web site:  http://www.bostonproperties.com



   CONTACT: Edward H. Linde, President, CEO & Director, or David G. Gaw, SVP & CFO, both of Boston Properties, 617-859-2600; or
   Marianne Stewart, General Info., 212-661-8030, Claire Koeneman, Analysts, 312-266-7800, or Judith Sylk-Siegel, Media,
   212-661-8030, all of The Financial Relations Board